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                             OFFICE LEASE AGREEMENT



THE STATE OF TEXAS        )
COUNTY OF MONTGOMERY      )

         This Lease, made and entered into on the _____ day of June, 1996, and made effective on the 1st day of May, 1996, by and between LAWRENCE INTERNATIONAL, INC., a Delaware corporation, (the "Landlord") and DAILEY PETROLEUM SERVICES CORP., a Delaware corporation (the "Tenant");

WITNESSETH:

         In consideration of the mutual covenants set forth herein, Landlord and Tenant hereby agree as follows:

                                LEASED PREMISES

         1. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the rental and on the terms and conditions hereinafter set forth, 64,368 square feet of Rentable Area, (as defined in Paragraph 8 and hereinafter referred to as the "Premises") in One Lawrence Centre (the "Building") situated on a portion of a tract of land located in Montgomery County, Texas (the "Land"), which Land is more particularly described in Exhibit A hereto. The Premises are designated by the area outlined on Exhibit B hereto. The Premises include space between the top surface of the floor slab of the area outlined and the finished surface of the ceiling immediately above and all Tenant Improvements (defined in Paragraph 9) constructed within this space. The portion of the Land identified on Exhibit A-1 hereto and the Building are hereinafter sometimes referred to as the "Complex."

                                 AUTHORIZED USE

         2. Tenant shall have the right to occupy and use the Premises for general business purposes and any other reasonably related use. In addition, Tenant shall have an easement and the right to use, on a non-exclusive basis, with the Landlord and any other tenants of the Building on the Land, the driveways, roads, streets, and surface parking lot and the portion of the Land depicted on Exhibit A-1 hereto, (the driveways, roads, streets, surface parking lot, reception area and portion of the Land not occupied by the Building being hereinafter referred to as the "Common Areas").





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                                      TERM

         3. Subject to and upon the terms and conditions set forth in this Lease, this Lease shall be in force for a term (the "Term") of five (5) years beginning on the 1st day of May, 1996 (the "Commencement Date") and ending at midnight on the 30th day of April, 2001, subject to the renewal option as set forth in Schedule I hereto.

                                     RENTAL

         4. Commencing on May 1, 1996 and continuing for the Term of the Lease, Tenant shall pay Landlord monthly rental for the Premises, in accordance with the terms of this Lease, in advance on the first (1st) day of each successive month. Such monthly rental for the Premises shall be: (a) Forty-eight Thousand Two Hundred Seventy-six and no/100 Dollars ($48,276.00) from May 1, 1996 until April 30, 1998 (Year 1 and 2); (b) Fifty-one Thousand Two Hundred Twenty-six and 00/100 Dollars ($51,226.00) from May 1, 1998 until April 30, 1999 (Year 3); (c) Fifty-two Thousand Seven Hundred Eighty-one and 00/100 Dollars ($52,781.00) from May 1, 1999 until April 30, 2000 (Year 4);
(d) Fifty-four Thousand Three Hundred Ninety and 00/100 Dollars ($54,390.00)
from May 1, 2000 until April 30, 2001 (Year 5).   All such payments shall be
paid to Landlord in lawful money of the United States of America at the address of Landlord shown herein or to such other party or to such other place as Landlord may designate from time to time in a written notice to Tenant. If this Lease commences or terminates on any day other than the first or last day of a calendar month, the Rent due hereunder shall be prorated except as otherwise provided in this Lease.

                               ADDITIONAL RENTAL

         5. As additional rental, hereunder, Tenant shall also pay timely and directly for the cost of all (i) those services for the Premises, set forth in Exhibit "C" attached hereto, (ii) cleaning and janitorial services (defined in Exhibit C-2 attached hereto), (iii) elevator service, (iv) personal property taxes (as further described in Paragraph 15 herein), (v) the insurance premium coverage required of the Tenant hereunder, and (vi) all normal maintenance and repairs to the Premises. All sums, liabilities, obligations and other amounts which Tenant is required to pay, reimburse or discharge pursuant to this Lease in addition to rental or as a result of Landlord's curing an event of Tenant's default pursuant to this Lease, together with interest thereon, shall constitute additional rental hereunder. In the event of any failure on part of the Tenant to pay, reimburse or discharge any additional rental, after notice and opportunity to cure as herein provided, Landlord shall have all rights, powers, remedies provided for herein by law in equity or otherwise in case of non-payment of rent.





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                                UTILITY SERVICES

         6. Tenant shall promptly make application in its name for and pay for all public utilities, including electricity, water, gas and telephone service, rendered or furnished to the Premises leased hereunder during the Term of the Lease.

                                OWNERSHIP TAXES

         7. Landlord shall timely pay all Ownership Taxes on or prior to their respective due dates. "Ownership Taxes" shall mean and include all taxes, assessments, and other governmental charges, general and special, ordinary and extraordinary, of any kind and nature whatsoever, applicable to the Complex including but not limited to assessments for public improvements or benefits, franchise, estate, inheritance, succession, capital levy, transfer, income or excess profits tax imposed upon Landlord; provided, that if at any time during the Term of the Lease, under the laws of Texas or any political subdivision thereof in which the Complex is or may be situated, a tax or excise on gross rents or other tax, however described, is levied or assessed on land or buildings, such tax or excise shall be included as a component of Ownership Taxes. Tenant shall have no liability for Ownership Taxes.

                                 RENTABLE AREA

         8. The Rentable Area for a full floor of the Building shall be the area bounded by the exterior Building walls (measured to the interior surface of the glass windows on such floors), including the area used for elevator lobbies, corridors, special stairways, rest rooms, atriums, mechanical rooms, telephone closets, and the structural columns of the Building and all vertical penetrations for the special use of Tenant, but excluding the area used for Building stairs, vertical ducts, elevator shafts, flues, vents, stacks, and pipe shafts. The Rentable Area for the Premises shall be the total Rentable Area calculated for the floor or floors to be occupied by Tenant or where only a portion of a floor is to be occupied, the Rentable Area for the Premises shall be the area calculated within the boundaries defined by any exterior Building walls bounding the Premises (measured to the interior surface of the glass windows), the center line of any common walls separating the Premises from area leased or to be leased to other tenants and the exterior of any walls separating the Premises from any public corridors or other public or common areas on such floors plus a pro rata portion of (i) the area used for elevator lobbies, corridors, rest rooms, atriums, mechanical rooms and telephone closets.

                              TENANT IMPROVEMENTS

         9. The Premises, including doors, floor coverings, ceilings, walls, window coverings, lighting, heating, cooling, ventilating, water, electrical and other interior treatments, fittings, furnishings and fixtures ("Tenant Improvements") have been substantially completed in accordance with mutually approved plans and specifications signed by Landlord and Tenant.





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                                 PROHIBITED USE

         10. Tenant shall not use or permit any other party to use all or any part of the Premises for any purpose whatsoever not authorized in Paragraph 2 of this Lease. Tenant shall not do or permit anything to be done in or about the Building nor bring or keep or permit anything to be brought to or kept therein, which is prohibited by or which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or hereafter enacted or promulgated, or which is prohibited by any standard form of fire insurance policy or which will in any way increase the existing rate of or affect any fire or other insurance which Landlord carries upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them or use or allow the Premises to be used for any unlawful or objectionable purpose. Tenant shall not cause, maintain or permit any nuisance in, on, or about the Premises or Building or commit or suffer to be committed any waste to, in, on or about the Premises or Building.

                             RULES AND REGULATIONS

         11. Tenant shall perform and comply with the Rules and Regulations of the Building set out in Exhibit D and, upon written notice thereof, all other rules and regulations with respect to safety, care, cleanliness and preservation of good order in the Building that may be established from time to time by Landlord for tenants of the Building. Landlord shall not have any liability to Tenant for any failure of any other tenants of the Building to comply with such Rules and Regulations but shall use reasonable efforts to enforce the same.

                   COMPLIANCE WITH LAWS AND OTHER REGULATIONS

         12. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with any directive or occupancy certificate issued pursuant to any law by any public officer or officers insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, excluding requirements of structural changes not resulting from acts of Tenant.

                           ALTERATIONS AND ADDITIONS

         13. Tenant shall not make any structural alternations or additions to the Tenant Improvements, Premises or Building, except with the prior written consent of the Landlord. All structural improvements, alterations and additions to the Leased Premises shall be the property of the





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Landlord and shall not be removed by Tenant either during or after the end of the Term without the express written approval of Landlord. Tenant shall not be entitled to any reimbursement or compensation resulting from its payment of the cost of constructing all or any portion of the structural improvements or any alterations or additions thereto unless otherwise expressly agreed by Landlord in writing. Tenant shall not permit any mechanics', materialmen's or other liens to be fixed or placed against the Premises or the Building or the Land and agrees immediately to discharge (either by payment or by filing of the necessary bond, or otherwise) any mechanics', materialmen's or other lien which is allegedly fixed or placed against any of the foregoing.

                      TENANT'S EQUIPMENT AND INSTALLATIONS

         14. Except for desk or table mounted typewriters, adding machines, computers and copies, office calculators, dictation equipment and other similar office equipment, Tenant shall not install within the Premises any fixtures, equipment, facilities, or other improvements until the plans therefore have been approved by Landlord and shall not, without the specific written consent of Landlord and Tenant's written agreement to pay additional costs, install or maintain any apparatus or devices within the Premises which will increase the usage of electrical power, water or gas for the Premises to an amount greater than would be normally required for general office use.

                  TAXES ON PERSONALTY AND TENANT IMPROVEMENTS

         15. Tenant shall pay all ad valorem and similar taxes or assessments levied upon or applicable to all equipment, fixtures, furniture, and other property placed by Tenant in the Premises and all license and other fees or charges imposed on the business conducted by Tenant on the Premises.

                               LANDLORD'S ACCESS

         16. Upon prior notice (except in the case of an emergency), Landlord shall have the right, at all reasonable times during the Term, to enter the Premises and to inspect the condition thereof, to determine if Tenant is performing its obligations under this Lease, to perform the services or to make the repairs and restoration that Landlord is obligated or elects to perform or furnish under this Lease, to make repairs to adjoining space, to cure any defaults of Tenant hereunder that Landlord elects to cure, to remove from the Premises any improvements thereto or property placed herein in violation of this Lease and, during the last six (6) months of the Term, to show the Premises to prospective new tenants.

                                   INSURANCE

         17. Landlord shall maintain, during the Term of this Lease, fire and extended coverage insurance ("Insurance") insuring the Building and Premises for the full replacement value thereof, but excluding Tenant's equipment, goods or furniture, against damage or loss from fire or other casualty normally insured against under the terms of standard policies of fire and extended coverage insurance. Tenant shall be responsible for providing, at Tenant's own expense, all insurance coverage necessary for the protection against loss or damage from fire or other casualty of Tenant's equipment, goods or furniture.





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                             FIRE OR OTHER CASUALTY

         18. If the Premises or the Building is damaged or destroyed, in whole or in part, by fire or other casualty at any time during the Term and if, after such damage or destruction, Tenant is not able to use the portion of the Premises not damaged or destroyed to substantially the same extent and for substantially the same purposes as Tenant used the Premises prior thereto, then unless such damage or destruction is the result of the negligence or willful misconduct of Tenant, within thirty (30) days after delivery to Landlord by Tenant of a written notice describing in reasonable detail such damage or destruction, Landlord shall give Tenant a written notice setting forth Landlord's election either to (i) terminate this Lease, or (ii) restore or replace the damaged or destroyed portion to substantially the same condition that existed immediately prior to such damage or destruction. If Landlord does not timely elect to proceed under the foregoing subsection (ii), it shall be deemed that is has elected to terminate this Lease pursuant to the foregoing subsection (i). If such damage or destruction occurs, then, unless such damage or destruction is the result of the negligence or willful misconduct of Tenant, the Rent shall be abated for the period and proportionately to the extent that after such damage or destruction Tenant is not able to use the portion of the Premises damaged or destroyed to substantially the same extent and for substantially the same purposes as Tenant used the Premises prior thereto. If Landlord elects to restore or replace the damaged or destroyed portions of the Premises or Building, this Lease shall continue in full force and effect in accordance with the terms hereof except for the rent abatement referred to above (if applicable) and except that the Term shall be extended by a length of time equal to the period beginning on the date of such damage or destruction and ending upon completion of such restoration or replacement. If Landlord elects to restore or replace the damaged or destroyed portions of the Premises or Building, such restoration or replacement shall be made within a reasonable time, subject to delay arising from Acts of God, shortages of labor or materials, war, or other similar or dissimilar conditions or events beyond the reasonable control of Landlord. If Landlord elects to terminate this Lease, this Lease shall terminate on the date the damage or destruction occurred, and Landlord shall promptly refund to Tenant any unearned Rent unless the damage or destruction was caused by Tenant's negligence or willful misconduct.

                                WAIVER OF CLAIMS

         19. Anything in this Lease to the contrary notwithstanding, each party hereto releases and waives all claims, rights of recovery, and causes of action that either such party or any party claiming by, through, or under such party by subrogation or otherwise may now or hereafter have against the other party or any of the other party's directors, officers, partners, employees, or agents for any loss or damage that may occur to the Building, Premises, Tenant Improvements, or any of the contents of any of the foregoing by reason of fire, Act of God, the elements, or any other cause, excluding gross negligence or willful misconduct but including negligence of the parties hereto or their directors, officers, partners, employees, or agents that could have been insured against under the terms of standard fire and extended coverage insurance policies. Landlord shall not be obligated to insure any of Tenant's equipment, goods, furniture, or other property placed in or incorporated in the Building and, except with respect to Tenant Improvements and repairs, maintenance, restoration





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or replacement due to the negligence or willful misconduct of Landlord or its agents, employees. contractors, invitees or licensees, Landlord shall not be obligated to repair, maintain, restore, or replace or otherwise be liable for any damage to or destruction of any of the foregoing.

                                   INDEMNITY

         20. Except for the claims, rights of recovery and causes of action that each party has released and waived pursuant to Paragraph 20 hereof, Landlord and Tenant shall each indemnify and hold harmless the other and the other's agents, directors, officers, partners, employees, invitees, and contractors. from all claims, losses, costs, damages, or expenses (including, but not limited to, reasonable attorneys' fees) resulting or arising from any and all injuries to, including death of, any person or damage to any property, caused by any act, omission, or neglect of Landlord or Tenant, as the case may be, or its respective directors, officers, employees, agents, invitees, or guests, or any parties contracting with Landlord or Tenant, as the case may be, relating to the Premises. Neither Tenant nor Landlord shall not be liable for any damage of any kind or for any damage to property, death or injury to persons from any cause whatsoever by reason of the use and occupancy of the Building by the other. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord or Landlord's directors, officers, partners, employees, or agents for any damage or loss of any kind, for direct damages, consequential damages, loss of profits, business interruption, and for any damage to property, death or injury to persons from any cause whatsoever, including but not limited to, acts of other Tenants, vandalism, loss of trade secrets or other confidential information, any damage, loss or injury caused by a defect in the Premises or the Building, pipes, air conditioning, heating, plumbing, or by water leakage of any kind from the roof, walls, windows, or other portion of the Premises or the Building, or caused by electricity, gas, oil, fire or any other cause in, on, or about the Premises, Building, or Land or any part thereof, unless caused by the willful misconduct or negligence of Landlord or its agents, employees, contractors, invitees or licensees. During the term of this Lease, Tenant, at its sole cost, shall obtain and maintain with insurance companies approved by Landlord, comprehensive public liability insurance including property damage insuring Tenant, Landlord and Landlord's designees, if any, against liability for injury to person or property occurring in or about the Premises or arising out of the ownership, maintenance, use or occupancy thereof. The liability under such insurance shall not be less than $500,000.00 for any one person injured and/or killed and not less than $1,000,000.00 for any one accident and not less than $100,000.00 for personal property damage per accident. A certificate of such insurance shall be furnished to Landlord, and such policy shall provide that it may not be altered or canceled without ten (10) days' notice being first given to Landlord.

                                   NON-WAIVER

         21. No consent or waiver, express or implied, by either party to or of any breach in the performance or observance by the other party of any of its obligations under this Lease shall be construed as or constitute a consent or waiver to or of any other breach in the performance or observance by such party of such obligation or any other obligations of such party. Neither the acceptance by Landlord of any Rent or other payment hereunder, whether or not any default





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hereunder by Tenant is then known to Landlord, nor any custom or practice followed in connection with this Lease shall constitute a waiver of any of Tenant's obligations under this Lease. Failure by one party to complain of any action or non-action on the part of the other party or to declare such party in default irrespective of how long such failure may continue, shall not be deemed to be a waiver by the non-defaulting party of any of its rights hereunder. Time is of the essence with respect to the performance of every obligation of Tenant and Landlord under this Lease in which time of performance is a factor. Except where expressly provided herein to the contrary, all Rent and other amounts payable by Tenant under this Lease shall be paid without abatement, offset, counterclaim, or diminution to any extent whatsoever. Except for the execution and delivery of a written agreement expressly accepting surrender of the Premises, no act taken or failed to be taken by Landlord shall be deemed an acceptance of surrender of the Premises.

                                QUIET POSSESSION

         22. Provided Tenant has performed all its obligations under this Lease, including, but not limited to, the payment of Rent and all other sums due hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, subject to the provisions and conditions set forth in this Lease.

                                    NOTICES

         23. Each Notice required or permitted to be given hereunder by one party to the other shall be in writing, with a statement therein to the effect that notice is given pursuant to this Lease, and the same shall be given and shall be deemed to have been delivered, served and given if placed in the United States mail, two (2) postal business days after being deposited in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address provided for such party herein. Any notices to the Landlord or Tenant shall be addressed and given to such party as follows:

                                  Attention:  J. D. Lawrence
                                  Lawrence International, Inc.
                                  One Lawrence Centre
                                  2507 North Frazier
                                  P.O. Box 2866
                                  Conroe, Texas 77305

                                  Attention:  President
                                  Dailey Petroleum Services Corp.
                                  One Lawrence Centre
                                  2507 North Frazier
                                  P. O. Box 1863
                                  Conroe, Texas 77305





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         The addresses stated above shall be effective for all notices to the respective parties until written notice of a change in address is given pursuant to the provisions hereof.

                         LANDLORD'S FAILURE TO PERFORM

         24. If Landlord fails to perform any of its obligations under this Lease, Landlord shall not be in default hereunder and Tenant shall not have any rights or remedies growing out of such failure, unless Tenant gives Landlord written notice thereof setting for the in reasonable detail the nature and extent of such failure and such failure by Landlord is not cured within the thirty (30) day period following delivery of such notice or such longer period therefor provided elsewhere in this Lease. If such failure cannot reasonably be cured within such thirty (30) day period, the length of such period shall be extended for the period reasonably required therefor if Landlord commences curing such failure within such thirty (30) day period and continues the curing thereof with reasonable diligence and continuity.

                          TENANT'S FAILURE TO PERFORM

         25. If Tenant fails to perform any one or more of its obligations hereunder after notice and opportunity to cure as herein provided, in addition to the other rights of Landlord hereunder, Landlord shall have the right, but not the obligation, to perform all or part of such obligations of Tenant. Within fifteen (15) days after receipt of a reasonably detailed statement thereof from Landlord, Tenant shall reimburse Landlord for (i) the cost to Landlord of performing such obligations plus (ii) interest thereon at the prime rate of Texas Commerce Bank, National Association (the "Default Rate") from the date due until paid.

                                 ACT OF DEFAULT

         26. The term "Act of Default" refers to the occurrence of any one or more of the following: (i) failure of Tenant to pay any Rent or other amount required to be paid under this Lease within ten (10) days after receipt of written notice thereof from Landlord, or (ii) failure of Tenant to do, observe, keep and perform with diligence and continuity any obligations, covenants, or agreements of Tenant under this Lease within thirty (30) days after receipt of written notice thereof from Landlord, plus such longer period as may be necessary if such cure cannot be effected within such thirty (30) day time period so long as Tenant promptly commences and diligently pursues such cure; or (iii) the adjudication of Tenant to be a bankrupt; or (iv) the filing by Tenant of a voluntary petition in bankruptcy, receivership, or other related or similar proceedings; or (v) the making by Tenant of a general assignment for the benefit of its creditors; or (vi) the appointment of a receiver of Tenant's interests in the Premises in any action, suit or proceeding by or against Tenant's interest in the Premises or by or against Tenant; or (vii) any other voluntary or involuntary proceedings instituted by or against Tenant under any bankruptcy, or similar laws, unless the occurrence of any such involuntary bankruptcy, receivership or other proceeding is cured by the same being dismissed or stayed within sixty (60) days thereafter; or (viii) the failure of Tenant to discharge any judgment against Tenant within sixty (60) days after such judgment becomes final; or (ix) the sale or attempted





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sale under execution or other legal process of the interest of Tenant in the
Premises; or (x) abandonment of the Premises for any period of time consisting of thirty (30) consecutive days.

                              RIGHTS UPON DEFAULT

         27. If an Act of Default occurs, Landlord at any time thereafter prior to the curing of such Act of Default and without waiving any other rights herein available to Landlord at law or in equity, may either terminate this Lease or terminate Tenant's right to possession without terminating the Lease, whichever Landlord elects. In either event, Landlord may, without additional notice and without court proceedings, reenter and repossess the Premises, and remove all persons and property therefrom, and Tenant hereby waives any claim arising by reason thereof or by reason of issuance of any distress warrant. If Landlord elects to terminate this Lease, it may treat the Act of Default as an entire breach of this Lease and Tenant immediately shall become liable to Landlord for damages for the entire breach in an amount equal to the amount by which (i) the total Rent (being the Rent set forth in Paragraph 4 hereof as adjusted pursuant to Paragraph 5 hereof through the date of default) and all other payments due for the balance of the Term is in excess of (ii) the fair market rental value of the Premises for the balance of the Term as of the time of default, both discounted at the rate of 10% per annum to the then present value. If Landlord elects to terminate Tenant's right to possession of the Premises without terminating the Lease, Landlord may rent the Premises or any part thereof for the account of Tenant to any person or persons for such rent and for such terms and other conditions as Landlord deems practical, and Tenant shall be liable to Landlord for the amount, if any, by which the total Rent and all other payments herein provided for the unexpired balance of the Term exceed the net amount, if any, received by Landlord from such re-renting, being the gross amount so received by Landlord less the reasonable cost of repossession, re-renting, remodeling and other expenses. Such sum or sums shall be paid by Tenant in monthly installments on the first day of each month of the Term. In no case shall Landlord be liable for failure to re-rent the Premises or collect the rental due under such re-renting; provided, however, Landlord shall use reasonable efforts to relet the Premises. If Landlord elects to terminate Tenant's right to possession without terminating the Lease, Landlord shall have the right at any time thereafter to terminate this Lease, whereupon the foregoing provisions with respect to termination will thereafter apply. If an Act of Default occurs or in case of any holding over or possession by Tenant of the Premises after the expiration or termination of this Lease. Tenant shall reimburse Landlord on demand for all reasonable costs incurred by Landlord in connection therewith including, but not limited to, reasonable attorney's fees, court costs and related costs plus interest thereon at the Default Rate from the date such costs are paid by Landlord. Actions by Landlord to collect amounts due from Tenant as provided in this paragraph 31 may be brought at any time, and from time to time, on one or more occasions, without the necessity of Landlord's waiting until the termination of this Lease.

                                   SURRENDER

         28. On the last day of the Term, or upon the earlier termination of this Lease, Tenant shall peaceably and quietly surrender the Premises to Landlord, broom clean, in good order, repair and condition, excepting only reasonable wear and tear and damage by fire or other casualty. Prior to the





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surrender of the Premises to Landlord, Tenant, at its sole cost and expense, shall remove all liens and other encumbrances, which may have resulted from the acts or omissions of Tenant. If Tenant fails to do any of the foregoing, Landlord, in addition to other remedies available to it at law or in equity, may, without notice, enter upon, reenter, possess and repossess itself thereof, by summary proceedings, ejectment, or otherwise, and may dispossess and remove Tenant and all persons and property from the Premises; and Tenant waives any and all damages or claims for damages as a result thereof. Such dispossession and removal of Tenant shall not constitute a waiver by Landlord of any claims by Landlord against Tenant.

                                  HOLDING OVER

         29. If Tenant does not surrender possession of the Premises at the end of the Term, or upon earlier termination of this Lease, at the election of Landlord, Tenant shall be a tenant-at-sufferance of Landlord and the Rent and other payments due during the period of such holdover shall be one and one-half times the amount of the average monthly rent during the primary Lease term (or during the renewal term if the holding over extends beyond the renewal term).

                          REMOVAL OF TENANT'S PROPERTY

         30. Tenant shall retain the ownership of all movable equipment, furniture, trade fixtures and supplies placed in or on the Premises by Tenant and shall have the right to remove such movable equipment, furniture, trade fixtures and supplies prior to termination of this Lease provided that Tenant repairs any injury to the Premises or the Building resulting from such removal. Unless Tenant has made prior arrangements with Landlord and Landlord has agreed in writing to permit Tenant to leave such equipment, furniture or supplies on the Premises for an agreed period, if Tenant does not remove such movable equipment, furniture and supplies prior to such termination, then, Landlord shall have the right to have such items removed and stored and all damage to the Premises or Building resulting therefrom repaired at the cost of Tenant.

                                     LIENS

         31. Tenant shall not permit any mechanics', materialmen's or other liens to be fixed or placed against the Premises or the Building or the Land, and agrees immediately to discharge (either by payment or by filing of the necessary bond, or otherwise) any mechanics', materialmen's or other lien which is allegedly fixed or placed against any of the foregoing.

                                    INTEREST

         32. All amounts of money payable by Tenant to Landlord under this Lease, if not paid when due, shall bear interest from the date due until paid at the then Default Rate. The "due date" shall be the first business day of each calendar month if a specific due date is not otherwise provided in accordance with the terms of this Lease. Provided, however, that if the applicable check is mailed to the proper address (of which Tenant shall have previously notified) on or before the first business day of the applicable month, it shall be deemed to have been paid timely for the purposes of this paragraph 32.

                           ASSIGNMENT AND SUBLETTING

         33. Landlord shall have the right to transfer and assign in whole or in part, by operation of law or otherwise, its rights and obligations hereunder whenever Landlord, in its sole judgment, deems it appropriate without any liability to Tenant and Tenant shall attorn to any party to which Landlord transfers the Building all subject, however, to the terms of this Lease. Tenant shall not assign or otherwise transfer, mortgage, pledge, hypothecate or otherwise encumber this Lease, or any interest herein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or permit any other party to occupy or use the Premises, or any portion thereof, without the express written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing provision, Tenant may assign or sublet, in whole or in part, without Landlord's consent to any parent or subsidiary or affiliated company, but without releasing Tenant. Any such consent by Landlord shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Subject to the foregoing, the rights and obligations of the parties hereunder shall inure to the benefit of and being binding on the parties hereto and their respective successor, assigns, heirs, and legal representatives.

                               MERGER OF ESTATES

         34. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of Tenant's interest in any or all such subleases or subtenancies.

                              LANDLORD'S LIABILITY

         35. Any provisions of this Lease to the contrary notwithstanding, Tenant hereby agrees that no personal or corporate liability of any kind or character whatsoever now attaches or any time hereafter under any condition shall attach to Landlord for payment of any amounts payable under this Lease or for the performance of any obligation under this Lease. The exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the Building. Nothing herein, however, shall prevent Tenant from pursuing appropriate injunctive or other equitable relief.

                                  CONDEMNATION

         36. If all or more than twenty-five percent (25%) of the interest in the Premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking. If more than 25% of the interest in the Premises or if a substantial portion of the Building is so taken, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by written notice to the other within thirty (30) days after the date of taking; provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises or Building taken shall be of such extent and nature as to substantially handicap, impede or impair Tenant's use of the Premises or the balance of the Premises remaining. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent and awards with respect thereto, except for an award, if any, specified by the condemning authority for any property that Tenant has the right to remove upon termination of this Lease and for any relocation expenses or loss of business awarded to Tenant. Tenant shall have no claim against Landlord for the value of any unexpired Term. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the Rent thereafter to be paid shall be equitably reduced by being proportionately reduced as to the square footage so taken, and Landlord shall restore the Premises at its cost to an architectural whole using reasonable diligence.

                                 SUBORDINATION

         37. The rights and interests of Tenant under this Lease and in and to the Premises shall be subject and subordinate to first deeds of trust, mortgages, and other security instruments and to all renewals, modifications, consolidations, replacements and extensions thereof (the "Security Documents") heretofore or hereafter executed by Landlord covering the Premises, the Building and the Land, or any parts thereof, to the same extent as if the Security Documents had been executed, delivered and recorded prior to the execution of this Lease so long as Tenant's possession of the Premises and its rights under the Lease are not disturbed by the beneficiary of the Security Documents in the event of a default thereunder by Landlord, its successors or assigns. The beneficiary of any such Security Documents shall execute and deliver to Tenant an appropriate non-disturbance agreement. After the delivery to Tenant of a notice from Landlord that it has entered into one or more Security Documents, together with notice of the address of the beneficiaries of such Security Documents, then, during the term of such Security Documents, Tenant shall deliver to the holder or holders of all Security Documents a copy of all notices to Landlord and shall grant to such holder or holders the right to cure all defaults, if any, of Landlord hereunder within the same time period provided in this Lease for curing such defaults by Landlord and, except with the prior written consent of the holder of the Security Documents, shall not
(i) amend this Lease, (ii) surrender or terminate this Lease, except pursuant to right to terminate expressly set forth in this Lease, or (iii) pay any Rent more than one month in advance or pay any Rent or other amounts payable hereunder other than in strict accordance with the terms hereof. The provisions of this subsection shall be self-operative and shall not require further agreement by Tenant; however, at the request of Landlord, Tenant shall execute such further documents as may be reasonably required to evidence and set forth for the benefit of the holder of any Security Documents the obligations of Tenant hereunder. At any time and from time to time upon not less than fifteen
(15) days' prior notice by Landlord, Tenant shall execute, acknowledge and deliver to the Landlord a statement of the Tenant, in writing, certifying, if true, that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications, if any), and stating whether or not to the best knowledge of Tenant the Landlord is in default in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this lease and, if so, specifying each such default of which Tenant may have knowledge, it being intended that any such statement may be relied upon by any prospective purchaser, tenant, mortgagee or assignee of any mortgage of the Building or of the Landlord's interest therein.

                              LEGAL INTERPRETATION

         38. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas. The determination that one or more provisions of this Lease is invalid, void, illegal or unenforceable shall not affect or invalidate the remainder. All obligations of either party requiring any performance after the expiration of the Term shall survive the expiration of the Term and shall be fully enforceable in accordance with those provisions pertaining thereto. If the rights of the Tenant hereunder are owed by two or more parties, or two or more parties are designated herein as Tenant, then all such parties shall be jointly and severally liable for the obligations of Tenant hereunder. Paragraph titles appearing in the margins are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Lease.

                                  USE OF NAMES

         39. Tenant shall not have the right to use the name ONE LAWRENCE CENTRE except in connection with giving the address of Tenant, and then such terms cannot be emphasized or displayed with more prominence than the rest of such address.

                                WHOLE AGREEMENT

         40. No oral statements or prior written material not specifically incorporated herein shall be of any force or effect. Tenant agrees that in entering into and taking this Lease, it relies solely upon the representations and agreements contained in this Lease and no others. This Lease, including the Exhibits which are attached hereto and made a part hereof for all purposes, constitutes the whole agreement of the parties and shall in no way be conditioned, modified or supplemented, except by a written agreement executed by and delivered to both parties.

                                    CONSENTS

         41. Any and all consents or approvals required or given under the terms of this Lease or in connection therewith by either party shall not be unreasonably withheld, delayed or conditioned.

                             LANDLORD LIEN NEGATION

         42. Landlord hereby expressly negates any lien in its favor, whether statutory, contractual or otherwise, with respect to this Lease and Tenant's obligations hereunder.

                             LANDLORD'S NEGLIGENCE

         43. Notwithstanding any provision hereof to the contrary, Landlord shall be liable for its negligence and willful misconduct and that of its agents, employees, contractors, invitees and licensees.

                                 FORCE MAJEURE

         44. This Lease and the obligations of the Tenant or Landlord hereunder (except for the payment of money) shall not be affected or impaired because the Landlord or Tenant, as the case may be, is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason or fire, earthquake, acts of civil court or military authorities, labor disturbances, strikes, labor troubles, acts of God or any other cause beyond the reasonable control of the Landlord or Tenant, as the case may be.

                                    SIGNAGE

         45. Tenant shall be permitted to erect and maintain, and Tenant is hereby granted an easement to erect and maintain, Tenant's exterior signage, at its expense, at the locations designated on Exhibit E hereto. All such signage is subject to applicable local sign codes, ordinances and regulations. In addition, Tenant shall have the right to erect and maintain (i) a sign within the reception area and (ii) a building directory, at Tenant's expense, subject to Landlord's approval, which approval shall not be unreasonably withheld, delayed or conditioned.

                                    PARKING

         46. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, at no additional rent (i) the underground parking facilities located within the Building and (ii) no less than ninety (90) unreserved parking spaces in the surface parking lots located on the Land and designated on Exhibit A-1 hereto.

                 ESTOPPEL CERTIFICATE OR THREE-PARTY AGREEMENT

         47. Tenant agrees that Tenant will, within ten (10) days following request of Landlord, execute an estoppel certificate or a three-party agreement among Landlord, Tenant and Landlord's mortgagee or ground lessor or purchaser certifying to such facts (if true) and agreeing to such notice provisions and other matters as such mortgagee, lessor or purchaser may reasonably require in connection with Landlord's present or future financing, lease or sale. Failure of Tenant to execute the certificate or agreement within ten (10) days after written request shall conclusively constitute Tenant's verification that this Lease is in full force and effect, that Landlord is not in default in any respect, and that Tenant agrees to all requested notice provisions and other requested provisions. Tenant shall thereafter be estopped from any defense to the foregoing verifications and agreements.

         IN WITNESS WHEREOF, this Lease is hereby executed as of the date first above set forth.



                                        LANDLORD:

                                        LAWRENCE INTERNATIONAL, INC.
ATTEST:

                                        By:
- ------------------------------             -----------------------------------
                                                J. D. Lawrence, President



                                        TENANT:

                                        DAILEY PETROLEUM SERVICES CORP.
ATTEST:

                                        By:
- ------------------------------             -----------------------------------
                                                James F. Farr, President




STATE OF TEXAS            )
                          )
COUNTY OF MONTGOMERY      )

         Before me, the undersigned authority, on this date personally appeared
J. D. Lawrence, President of Lawrence International, Inc., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

         Given under my hand and seal this _________ day of __________________________________, 1996.



                                        -----------------------------------
                                        Notary Public in and for the State
                                        of Texas

STATE OF TEXAS            )
                          )
COUNTY OF MONTGOMERY      )

         Before me, the undersigned authority, on this date personally appeared James F. Farr, President of Dailey Petroleum Services Corp., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

         Given under my hand and seal this _________ day of __________________________________, 1996.



                                        -----------------------------------
                                        Notary Public in and for the State
                                        of Texas

                                  EXHIBIT "A"


                              PROPERTY DESCRIPTION

Being 206.7382 acres of land situated in Montgomery County, Texas, and being a composite of three (3) tracts of land, the remainder of a called 4.4113 acre tract of land conveyed by deed dated March 11, 1983 from Garden Park Cemetery of Conroe Association to Dailey Oil Tools, Inc. recorded under Clerks File number 8312707 of the real property records in the James Edwards Survey A-190, the remainder of a called 174.900 acres conveyed by deed dated April 30, 1981 from Fairview Farms, LTD, to Dailey Oil Tools, Inc. recorded under Clerks File number 8115778 of the real property records in the Peter J. Willis Survey A-610, and a called 35.092 acre tract conveyed by deed dated October 7, 1983 from William L. Gilmore and wife, Mildred S. Gilmore to Dailey, Inc. recorded under Clerks File number 8349612 of the real property records in the William S. Allen Survey A-2, Montgomery County, Texas, said 206.7382 acres being more particularly described as follows:

Beginning at a Texas Highway Department concrete survey marker with a brass disc found at the intersection of the south right-of-way line of Teas Nursery Road, F.M. Highway 3083 (160 foot R.O.W.) recorded under Clerks File number 8912295 of the real property records, and the west right-of-way line of U.S. Highway 75.(130 foot R.O.W.) for the northeast corner of the herein described tract;

THENCE South 16 degrees 14'40" East, along the west right-of-way line of U.S. Highway 75, a distance of 1020.61 feet, to a 1 inch iron pipe found for corner;

THENCE South 72 degrees 35'32" West, leaving U.S. Highway 75, along the north line of Conroe Telephone Company tract, a distance of 1340.58 feet, to a fence corner post for corner;

THENCE South 16 degrees 14'40" East, along a fence, the west line of said Conroe Telephone Company tract, and Skytop Rig Co. 40 acre tract recorded in Volume 1014, Page 900 of the deed records, a distance of 1265.88 feet, to a fence corner post for corner;

THENCE South 72 degrees 35'32" West, continuing along a chain link fence, along the north line of the City of Conroe 3.00 acre tract recorded in Volume 1031, Page 621 of the deed records, a distance of 572.78 feet, to a 1/2 inch iron rod set for corner;

THENCE South 17 degrees 24'28" East, along the west line of said 3.00 acre tract, crossing from the Peter J. Willis Survey A-610, to the William S. Allen Survey A-2, a total distance of 229.07 feet, to a 1/2 inch iron rod set for corner;

THENCE North 72 degrees 35'32" East, along the south line of said City of Conroe 3.00 acre tract, a distance of 336.70 feet, to a 1/2 inch iron rod set for corner;

THENCE South 17 degrees 01'49" East, along the west line of Lots 1, 2, and 3 of Section "B", J.O.H. Bennette Subdivision as recorded in Volume 3, Page 5 of the Map Records of Montgomery County, a distance of 833.64 feet, to a 1/2 inch iron rod set for the southeast corner of Lot 13, the southeast corner of the herein described tract;

THENCE South 72 degrees 58'11" West, along the south line of lots 13, 14, 15, and 16, also being the north line of Drennan Road (40 foot R.O.W.), a distance of 1789.92 feet, to a 1/2 inch iron rod set for the southwest corner of the herein described tract;





                                  Exhibit "A"
                                     Page 1

THENCE North 17 degrees 21'48" West, along the east right-of-way line of Interstate Highway 45, as recorded in Volume 486, Page 14 of the deed records, a distance of 279.44 feet, to a Texas Highway Department concrete right-of-way marker station 655+00 for an angle point;

THENCE North 20 degrees 47'49" West, continuing along the east right-of-way line of Interstate Highway 45, a distance of 300.00 feet, to a concrete right-of-way marker for angle point;

THENCE North 25 degrees 05'10" West, at 240.9 feet passing an old post on the agreement line as recorded in Volume 649, Page 5 of the deed records, passing the north line of Lot 16, J.O.H. Bennette Subdivision also being the north line of the William S. Allen Survey A-2, at 268.06 feet, a total distance of 401.12 feet, to a 1/2 inch iron rod set for an angle point;

THENCE North 20 degrees 47'49" West, continuing along the east right-of-way line of Interstate Highway 45, as recorded in Volume 499, Page 64 of the deed records, a distance of 700.00 feet, to a 1/2 inch iron rod set for an angle point;

THENCE North 16 degrees 30'28" West, a distance of 200.56 feet, to a concrete right-of-way marker station 639+00 for an angle point;

THENCE North 20 degrees 47'49" West, a distance of 814.12 feet, to a concrete right-of-way marker;

THENCE North 18 degrees 46'20" West, a distance of 279.71 feet, to a 1/2 inch iron rod set for an angle point;

THENCE North 18 degrees 05'44" West, a distance of 195.56 feet, to a 1/2 inch iron rod set for an angle point;

THENCE North 19 degrees 37'14" West, a distance of 195.98 feet, to a concrete right-of-way marker found for an angle point;

THENCE North 14 degrees 52'12" West, a distance of 587.87 feet, to a 1/2 inch iron rod set for an angle point;

THENCE North 10 degrees 34'59" East, a distance of 258.36 feet, to a 1/2 inch iron rod set for the northwest corner of said called 174.900 acre tract;

THENCE South 78 degrees 36'23" East, along a fence, the south line of the S.A. Crawford tract, recorded in Volume 213, Page 343 of the deed records, a distance of 353.53 feet, to a 1/2 inch iron rod set for corner;

THENCE North 11 degrees 48'34" East, along a fence, the west line of said called 4.4113 acre tract, a distance of 255.39 feet, to a 1/2 inch iron rod set for corner;

THENCE South 59 degrees 45'41" East, along the south right-of-way line of F.M. Highway 3083, (160 foot R.O.W.), a distance of 679.77 feet, to a concrete right-of-way marker with a brass disc for the point of curvature;

THENCE in a southeasterly direction, along a curve to the left, having a radius of 1250.00 feet, a central angle of 48 degrees 20'30", a chord bearing of South 83 degrees 55'56" East, a chord distance of 1023.65 feet, an arc distance of 1054.65 feet, to a concrete right-of-way marker with a brass disc for the point of tengency;

THENCE North 71 degrees 53'49" East, continuing along the south right-of-way line of F.M. Highway 3083, a distance of 1614.00 feet, to the Point of Beginning containing within these metes and bounds 206.7382 acres of land.





                                  Exhibit "A"
                                     Page 2

                                EXHIBIT "A" - 1

                                   SITE PLAN

                                     [MAP]

                           EXHIBIT "A" - 1 CONTINUED

                                     [MAP]

                                  EXHIBIT "B"

                            DESCRIPTION OF PREMISES

                                FIRST FLOOR PLAN

                                     [MAP]

                                  EXHIBIT "B"

                            DESCRIPTION OF PREMISES

                               SECOND FLOOR PLAN

                                     [MAP]

                                  EXHIBIT "B"

                            DESCRIPTION OF PREMISES

                                THIRD FLOOR PLAN

                                     [MAP]

                                  EXHIBIT "B"

                            DESCRIPTION OF PREMISES

                               FOURTH FLOOR PLAN

                                     [MAP]

                                  EXHIBIT "C"


SERVICES PROVIDED BY TENANT


Janitorial service five days per week, including vacuuming and spot cleaning of floors, dusting, trash collecting and general cleaning to maintain a first-class standard.


All utilities for the Premises

Light tube replacement and ballast replacement and fixture cleaning for Building fixtures.

All Building air conditioning and heating equipment maintenance.

All Building electrical, mechanical or plumbing maintenance.

Restroom supplies including paper towels and soap.

Window cleaning.

Landscape and parking area cleaning and maintenance.

On-site maintenance man.

Pest Control (on a least a quarterly basis).

                                 EXHIBIT "C-2"

                        CLEANING AND JANITORIAL SERVICES

NIGHTLY          1.       Empty, clean and damp dust all waste receptacles,
                          wash as necessary.
CLEANING         2.       Empty and clean all ash trays.
                 3.       Vacuum all rugs and carpeted areas.
                 4.       Dust furniture, files, fixtures, etc.
                 5.       Damp wipe and polish all glass furniture tops.
                 6.       Remove finger marks and smudges from vertical
                          surfaces.
                 7.       Clean all water coolers.
                 8.       Sweep all private stairways nightly, vacuum if
                          carpeted.
                 9.       Damp mop spillage in office and public areas as
                          required.
                 10.      Damp dust all telephones as necessary.

WASH ROOMS       1.       Damp mop, rinse and dry floors nightly.
(NIGHTLY)        2.       Scrub floors as necessary.
                 3.       Clean all mirrors, bright work and enameled surfaces
                          nightly.
                 4.       Wash and disinfect all fixtures.
                 5.       Damp wipe and disinfect all partitions, tile walls,
                          etc.
                 6.       Empty and sanitize all receptacles.
                 7.       Fill toilet tissue, soap, towel, and sanitary napkin
                          dispensers.
                 8.       Clean flushometers and other metal work.
                 9.       Wash and polish all wall partitions, tile walls and
                          enamel surfaces from trim to floor monthly.
                 10.      Vacuum all louvers, ventilating grilles and dust
                          light fixtures monthly.

FLOORS           1.       Ceramic tile, marble and terrazzo floors to be swept
                          and buffed nightly and washed and scrubbed as necessary.
                 2.       Vinyl asbestos floors and bases to be swept nightly.
                 3.       Tile floors to be waxed and buffed monthly.
                 4.       All carpeted areas and rugs to be vacuum cleaned
                          nightly.
                 5.       Carpet shampooing will be performed at Tenant's
                          request and billed to tenant.

GLASS            1.       Clean all perimeter windows quarterly, inside and
                          outside.
                 2.       Clean entrance doors and adjacent glass panels
                          nightly.
                 3.       Clean partition glass and interior glass doors
                          quarterly.

HIGH DUSTING     1.       Dust and wipe clean all closet shelving when empty.
(QUARTERLY)      2.       Dust all picture frames, charts, graphs, etc.
                 3.       Dust clean all vertical surfaces.
                 4.       Damp dust all ceiling air conditioning diffusers.
                 5.       Dust the exterior surfaces of lighting fixtures.

DAY SERVICE      1.       Check mens' washrooms for toilet tissue replacement.
                 2.       Check ladies' washrooms for toilet tissue and
                          sanitary napkin replacements.
                 3.       Supply toilet tissue, soap and towels in men's and
                          ladies' washrooms.

                 Anything hereinabove to the contrary notwithstanding, it is understood that no service of the character provided for in this Exhibit shall be performed on Saturdays, Sundays or Holidays defined in this Lease.

                                  EXHIBIT "D"
                       RULES AND REGULATIONS OF BUILDING


1. Landlord will provide and maintain a directory for all tenants of the Building. No signs, advertisements or notices visible to the general public shall be permitted within the Building unless first approved in writing by Landlord.

2. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by tenants or used by any tenant for any purpose other than ingress and egress to and from the Premises and for going from one to another part of the Building.

3. Corridor doors on multi-tenant floors, when not in use, shall be kept closed.

4. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by a tenant shall be paid by tenant.

5. Landlord shall provide all locks for doors into each tenant's leased area, and no tenant shall place any additional lock or locks on any door in its leased area without Landlord's prior written consent. Two keys for each lock on the doors in each tenant's leased area shall be furnished by Landlord. Additional keys shall be made available to tenants at Landlord's cost. Tenants shall not have any duplicate keys made except by Landlord.

6. Electric current shall not be used for cooking (except in designated areas), or heating without Landlord's prior written permission.

7. All tenants will refer all contractors, contractors' representatives and installation technicians who are to perform any work within the Building to Landlord for Landlord's supervision, approval and control before the performance of any such work. This provision shall apply to all work performed in the Building including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the Building.

8. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any heavy equipment, bulky material or merchandise shall be performed only in such manner, during such hours and using such elevators and passageways as the Landlord may designate and approve in advance and, if reasonable, necessary or appropriate in view of all the circumstances, then only upon having been scheduled in advance with Landlord.

9. The location, weight and supporting devices for any safes and other heavy equipment shall in all cases be approved by Landlord prior to initial installation or relocation.

10. No portion of any tenant's leased area shall at any time be used for cooking, sleeping or lodging quarters. No birds, animals or pets of any type, with the exception of guide dogs accompanying visually handicapped persons, shall be brought into or kept in, on or about Tenant's leased area.

11. Tenants shall not make or permit any loud or improper noises in the Building or otherwise interfere in any way with other tenants or persons having business with them.

12. Each tenant shall endeavor to keep its leased area neat and clean. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways, nor shall tenants place any trash receptacles in these areas.

13. Tenants shall not employ any person for the purpose of cleaning other than the authorized cleaning and maintenance personnel for the Building unless otherwise approved in writing by Landlord.

14. Landlord shall not be responsible for the tenants, their agents, employees or invitees for any loss of money, jewelry or other personal property from the leased premises or public areas or for any damages to any property therein from any cause whatsoever whether such loss or damage occurs when an area is locked against entry or not.

15. Tenants shall exercise reasonable precautions in protection of their personal property from loss or damage by keeping doors to unattended areas locked. Tenants shall also report any thefts or losses to Landlord and security personnel as soon as reasonably possible after discovery and shall also notify Landlord and security personnel of the presence of any persons whose conduct is suspicious or causes a disturbance.

16. Tenants, their employees, patients, guests and invitees may be called upon to show suitable identification and sign a building register when entering or leaving the Building at times other than normal Building operating hours, and all tenants shall cooperate fully with Building personnel in complying with such requirements.

17. Tenants shall not solicit from or circulate advertising material among other tenants of the Building except through the regular use of the U.S. Postal Service. Tenants shall notify Landlord or the building personnel promptly if it comes to their attention that any unauthorized persons are soliciting from or causing annoyance to tenants, their employees, guests or invitees.





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
18. Landlord reserves the right to deny entrance to the building or remove any person or persons from the Building in any case where the conduct of such person or persons involves a hazard or nuisance to any tenant of the Building or to the public or in the event or other emergency, riot, civil commotion or similar disturbance involving risk to the Building, tenants or the general public.

19. Tenant shall not tamper with or attempt to adjust temperature controls in the Building. Landlord shall adjust thermostats as required to maintain the Building at standard temperature.

20. All requests for overtime air conditioning or heating must be submitted in writing to the Building management office by 2:00 p.m. on the day desired for weekday requests, by 2:00 p.m. Friday for weekend requests, and by 2:00 p.m. on the preceding business day for holiday requests.

21. No flammable or explosive fluids or materials shall be kept or used within the Building except in areas approved by Landlord, and Tenant shall comply with all applicable building and fire codes relating thereto.

22. Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its judgment shall from time to time be needful for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees and invitees, which rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.





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
                                  EXHIBIT "E"

                                    SIGNAGE

Tenant shall have the right to erect exterior signage, at its cost, at the locations generally describe don Exhibit E-1 hereto. Landlord and Tenant hereby agree that they will enter into an easement agreement more particularly identifying the location of the easements for such exterior signage as soon as reasonably practicable.





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
                                      E-1

                                    SIGNAGE

                                   SITE PLAN

                                     [MAP]





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
                                   SCHEDULE 1

                                 RENEWAL OPTION


         Provided no uncured material default exists at the time of exercise of the renewal option, Tenant shall have one (1) option to extend and renew the Lease Term of this Lease (the "Extended Lease Term"), for a period of five (5) years from and after the expiration under Paragraph 3 of the Leased Term of this Lease at the Monthly Rent as hereinafter set forth.

         The Monthly Rent for the option period during the Extended Term shall be increased by the escalation factor (hereinafter defined), being payable in monthly installments as provided in Paragraph 4 of the Lease. As used in this Lease, the term "escalation factor" shall be a fraction, the numerator of which shall be the "CPI" (as hereinafter defined) published next preceding the applicable anniversary date of each year during the Extended Lease Term, and the denominator of which shall be the CPI published next preceding the Commencement Date of the Lease Term of this Lease. The term "CPI" shall mean the United States Consumer Price Index for All Urban Consumers (also known as the CPI-U), 1967 equals one hundred, for Houston, Texas, as published bi-monthly (or, if same shall no longer be published bi-monthly, on the most frequent basis available), by the Bureau of Labor Statistics, U. S. Department of Labor. If such index shall be discontinued, the term "CPI" shall then refer to such comparable statistics on changes in the cost of living for urban consumers in Houston, Texas (or for all urban consumers if statistics for Houston, Texas are not available) as the same may be computed and published (on the most frequent basis available) by an agency of the United States or by a responsible financial periodical of recognized authority, as selected by Landlord and Tenant.

         Except for an adjustment in the Monthly Installment for any year of the Extended Lease Term, the terms and provisions of the Lease shall be applicable to and continue for the Extended Lease Term.

         To exercise the option to extend, Tenant must notify Landlord in writing on or before sixty (60) days before the expiration of the Term of this Lease, that it elects to exercise the option, in which event this Lease shall be automatically extended for the additional option period. The option shall be void, however, if Tenant is not in possession of the Leased Premises under this Lease at the time of giving such notice, or if Tenant is in material default under any of the terms of this Lease at that time, or if Tenant does not in fact exercise the option in writing on or before sixty (60) days before the expiration of the Term.





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